EXHIBIT 10.54

WHEN RECORDED RETURN TO:
Blackwell Sanders Peper Martin LLP
4801 Main Street, Suite 1000
Kansas City, Missouri  64112
Attn:  Gaylord G. Smith

LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT (this “Agreement”) is made as of the 26th day of July, 2005, by and between MISSION WEST PROPERTIES, L.P., a Delaware limited partnership, whose address is 10050 Bandley Drive, Cupertino, California 95014 (“Borrower”), and ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation, whose address is c/o Allianz of America, Inc., 55 Greens Farms Road, Post Office Box 5160, Westport, Connecticut, 06881-5160, Attn:  Real Estate Department (“Lender”).

WITNESSETH:

WHEREAS, Lender has made a mortgage loan in the amount of $25,800,000.00 (the “Loan”) to Borrower, as evidenced by a Secured Installment Note in the amount of the Loan dated April 6, 2005 (the “Note”); and

WHEREAS, the Loan is secured by Deed of Trust, Security Agreement, Fixture Filing with Absolute Assignment of Rents dated April 6, 2005, granted by Borrower for the benefit of Lender, and recorded on April 6, 2005, as Document No. 18305259 (the “Deed of Trust”), and by an Absolute Assignment of Leases, Rents and Income dated April 6, 2005, given by Borrower to Lender, and recorded on April 6, 2005, as Document No. 10305260 (the “Assignment”), encumbering the “Property,” as defined in the Deed of Trust, including the real property described on Exhibit A, attached hereto (the Note, Deed of Trust, Assignment, and all other documents or instruments evidencing or securing the Loan are hereinafter referred to as the “Security Documents”); and

WHEREAS, certain obligations of Borrower under the Loan have been guaranteed by Mission West Properties, Inc. (“Guarantor”) pursuant to a Limited Guaranty dated April 6, 2005 (the “Guaranty”); and

WHEREAS, Lender has agreed to make a new loan to Borrower and Mission West Properties I, L.P., in the amount of $125,000,000.00, to be secured by certain real property in Santa Clara County, California (the “New Loan”); and

WHEREAS, Lender has agreed to make the New Loan on the condition that Borrower modify the Deed of Trust to provide that a default by Borrower under the New Loan will constitute a default under the Deed of Trust and the Loan; and

WHEREAS, Borrower has agreed to Lender’s conditions for the New Loan and Lender and Borrower have agreed to amend the Security Documents as hereinafter set forth.

NOW, THEREFORE, in consideration of the agreement of Lender to make the New Loan, and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1. Amendment of Note.  The Note is hereby amended by deleting therefrom Paragraph 1 in its entirety and by substituting the following therefor:

1.           Payment.  Said principal sum, and interest as herein provided to accrue on the unpaid principal, shall be paid as follows:
(a)           On August 10, 2005, Borrower shall make a payment of principal and interest in the amount of $178,351.00.

(b)           On each “Payment Date” to and including July 10, 2025, payments of principal and interest in the amount of $176,713.00 shall be due and payable.  “Payment Date” means the tenth (10th) day of each consecutive calendar month for the term of this Note commencing September 10, 2005.  The payments due under this subparagraph (b) are each called a “Monthly Installment.”

(c)           The entire remaining principal amount, together with any accrued and unpaid interest (the “Final Installment”), shall be due and payable in full on August 10, 2025 (the “Maturity Date”).

(d)           Interest shall be computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each.

2. Amendment of Deed of Trust.  (a)  Section 1.13 of the Deed of Trust is hereby deleted in its entirety and the following is substituted therefor:

1.13           Financial Statements/Records.  Borrower shall deliver or cause to be delivered to Lender, within ninety (90) days after the end of each of the respective party’s fiscal years, (i) an annual operating statement of income and expenses (which shall be audited if an Event of Default exists) with respect to the operation of the Property, in reasonable detail and certified by the chief financial officer or manager of Borrower as complete and correct in all material respects, (ii) a financial statement of Mission West Properties, Inc., a Maryland corporation, the general partner of Borrower (“Principal”) (which shall be audited if an Event of Default exists), prepared in accordance with generally accepted accounting principles, consistently applied, and certified as complete and correct in all material respects by the chief financial officer of Principal, and (iii) financial statements of all tenants under leases of the Property, if available according to such leases.  Borrower agrees to keep adequate books and records of account, and shall permit Lender, and its agents, accountants and attorneys, upon reasonable prior notice, to visit and inspect the Property and examine the Property’s books and records of account at Borrower’s office during normal business hours, and to discuss the Property’s affairs, finances and accounts with Borrower, at such reasonable times as Lender may request.  Such statements shall be prepared in a form acceptable to Lender, to include, without limitation, a current leasing summary (which shall disclose, among other things, names of tenants, square footage of leased area, commencement dates and expiration dates of the leases as well as concessions granted to Lessees), gross rental income, other income, real estate taxes, insurance, operating expenses and depreciation deduction accompanied by financial statements received by Borrower from tenants.  If the operating statements for the Property provided by Borrower are not in a form acceptable to Lender or Borrower fails to furnish such statements and reports, Lender shall have the right to audit the respective books and records of the Property at the expense of Borrower and if Borrower prevents Lender from conducting such audit, Lender may at the election of Lender declare this Deed of Trust in default.

(b)           Section 4.1 of the Deed of Trust is hereby amended by adding thereto the following new subparagraph (h):

(h)           There shall exist an “Event of Default” under that certain Deed of Trust, Security Agreement, Fixture Filing with Absolute Assignment of Rents dated July 26, 2005, granted by Mission West Properties, L.P. and Mission West Properties, L.P. I, d/b/a Mission West Properties I, L.P., for the benefit of Lender, and recorded July ___, 2005, as Instrument Number _____________, in the Records of Santa Clara County, California, or under the Note secured by said Deed of Trust, or under any other “Security Documents” as defined in said Deed of Trust.

3. Security Documents to Continue in Effect.  Except as herein modified and amended, the Note, Deed of Trust and all Security Documents shall continue in full force and effect in accordance with their terms.

4. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California.  In the event that any provision or clause of this Agreement conflicts with applicable law, such conflicts shall not affect other provisions of this Agreement which can be given effect without the conflict provisions and to this end the provisions of this Agreement are declared to be severable.

5. Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions set forth herein.  This Agreement may only be modified or amended in writing by an agreement executed by all parties hereto.

6. Headings.  The headings used herein are for convenience only and are not to be used in interpreting this Agreement.

7. Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be an original, and all of which shall constitute the complete Agreement. One complete, original Agreement shall be attached to the Note, and one complete, original Agreement shall be recorded in the Records of Santa Clara County, California.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Borrower and Lender have executed this Loan Modification Agreement as of the day and year first above written.

             MISSION WEST PROPERTIES, L.P.,
             a Delaware limited partnership

By:	Mission West Properties, Inc., a Maryland corporation, General Partner

             By: /s/ Carl E. Berg

             Name: Carl E. Berg

             Title: Chief Executive Officer

             ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA,
             a Minnesota corporation

             By: /s/ Gary Brown

             Name: Gary Brown

             Title: Assistant Treasurer

             By: /s/ Pamela J. Cornell

             Name: Pamela J. Cornell

             Title: Assistant Treasurer

CONSENT OF GUARANTOR

The below entity, as “Guarantor” under the Guaranty with respect to the Loan described in the foregoing Agreement, hereby consents to the terms and provisions of the foregoing Agreement, and hereby ratifies and confirms said Agreement, and declares that the terms of the Guaranty, and the liabilities and obligations of the Guarantor thereunder shall be and continue to be in full force and effect with respect to the Loan and the Security Documents, as modified and amended by the foregoing Agreement.

             MISSION WEST PROPERTIES, INC.,
             a Maryland corporation

             By: /s/ Carl E. Berg

             Name: Carl E. Berg

             Title: Chief Executive Officer

EXHIBIT A

Legal Description

Real property in the City of San Jose, County of Santa Clara, State of California, described as follows:

PARCEL A:

ALL THAT PROPERTY DESCRIBED AS PARCEL FOUR, IN THAT CERTAIN LOT LINE ADJUSTMENT PERMIT RECORDED, FEBRUARY 22, 2001 AS DOCUMENT NO. 15567588, SANTA CLARA COUNTY RECORDS AND FURTHER DESCRIBED AS FOLLOWS:

A PORTION OF LOT 5, AS SAID LOT IS SHOWN UPON THAT CERTAIN MAP ENTITLED, “MAP OF THE E. M. PIERCY SUBDIVISION NO. 1”, WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON NOVEMBER 27, 1906 IN BOOK “L” OF MAPS AT PAGE 51, AND BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF LOT 5, IN THE CENTERLINE OF PIERCY ROAD, 40 FEET WIDE, AS SAID LOT AND ROAD ARE SHOWN UPON THE SAID MAP OF THE E. M. PIERCY SUBDIVISION; THENCE LEAVING THE CENTER LINE OF PIERCY ROAD AND RUNNING ALONG THE SOUTHWESTERLY LINE OF SAID LOT 5, SOUTH 30° EAST 1184.77 FEET TO THE MOST WESTERLY CORNER OF THAT CERTAIN 2.49 ACRE PARCEL OF LAND CONVEYED IN THE DEED FROM J. C. LENT ET UX, TO SANTA CLARA VALLEY WATER CONSERVATION DISTRICT, DATED APRIL 6, 1960 AND RECORDED APRIL 7, 1960 IN BOOK 4756 OF OFFICIAL RECORDS, PAGE 193, SANTA CLARA COUNTY RECORDS; THENCE LEAVING THE SOUTHWESTERLY LINE OF LOT 5 AND RUNNING ALONG THE NORTHWESTERLY LINE OF SAID 2.49 ACRE PARCEL OF LAND HEREINABOVE REFERRED TO, THE FOLLOWING TWO COURSES AND DISTANCES; NORTH 35°51’ EAST 467.24 FEET AND NORTH 26°14’30” EAST 44.17 FEET TO THE MOST NORTHERLY CORNER OF SAID 2.49 ACRE PARCEL OF LAND IN THE NORTHEASTERLY LINE OF SAID LOT 5; THENCE RUNNING ALONG THE NORTHEASTERLY LINE OF LOT 5, NORTH 45° WEST 1054.33 FEET TO THE MOST NORTHERLY CORNER OF SAID LOT 5 IN THE CENTER LINE OF SAID PIERCY ROAD; THENCE RUNNING ALONG THE CENTER LINE OF SAID PIERCY ROAD, SOUTH 45° WEST 198.00 FEET TO THE POINT OF BEGINNING AND BEING A PORTION OF LOT 5, AS THE SAME IS LAID OUT, DESIGNATED AND DELINEATED UPON A CERTAIN MAP ENTITLED, “MAP OF THE E. M. PIERCY SUBDIVISION NO. 1” OF LOT 2 OF THE PIERCY PARTITION (CASE 8230) IN THE SUPERIOR COURT IN AND FOR SANTA CLARA COUNTY, STATE OF CALIFORNIA, IN THE RANCHO YERBA BUENA Y. SOCAYRE, SURVEYED SEPTEMBER AND OCTOBER 1906 BY CHARLES HERMANN OF HERMANN BROS., SURVEYORS AND C. E. SAN JOSE, CAL.”, AND WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE COUNTY RECORDER OF SANTA CLARA COUNTY ON NOVEMBER 27, 1906 IN BOOK “L” OF MAPS, AT PAGE 51.

TOGETHER WITH THE FOLLOWING DESCRIBED TRANSFER PARCEL E: BEGINNING AT THE ANGLE POINT IN THE NORTHWESTERLY LINE OF LOT 4, ALSO BEING THE ANGLE POINT IN THE CENTERLINE OF PIERCY ROAD, 40 FEET WIDE, AS SAID LOT AND ROAD ARE SHOWN UPON SAID MAP; THENCE WEST 173.82 FEET ALONG SAID CENTERLINE TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 0°01’44” EAST 298.10 FEET; THENCE SOUTHEASTERLY ALONG A TANGENT CURVE TO THE LEFT WITH A RADIUS OF 150.00 FEET THROUGH A CENTRAL ANGLE OF 45°01’41” FOR AN ARC LENGTH OF 117.88 FEET; THENCE SOUTH 44°59’58” EAST 278.19 FEET TO THE EASTERLY LINE OF SAID LOT 3; THENCE NORTH 14°00’00” WEST 619.36 FEET TO SAID CENTERLINE OF PIERCY ROAD; THENCE WEST 90.66 FEET ALONG SAID CENTERLINE SAID TRUE POINT OF BEGINNING.

ALSO TOGETHER WITH THE FOLLOWING DESCRIBED TRANSFER PARCEL G: BEGINNING AT THE ANGLE POINT IN THE NORTHWESTERLY LINE OF LOT 4, ALSO BEING THE ANGLE POINT IN THE CENTERLINE OF PIERCY ROAD, 40 FEET WIDE, AS SAID LOT AND ROAD ARE SHOWN UPON SAID MAP; THENCE WEST 173.82 FEET ALONG SAID CENTERLINE; THENCE SOUTH 0°01’44” EAST 298.10 FEET; THENCE SOUTHEASTERLY ALONG A TANGENT CURVE TO THE LEFT WITH A RADIUS OF 150.00 FEET THROUGH A CENTRAL ANGLE OF 45°01’41” FOR AN ARC LENGTH OF 117.88 FEET; THENCE SOUTH 44°59’58” EAST 278.19 FEET TO THE EASTERLY LINE OF SAID LOT 3 AND THE TRUE POINT OF BEGINNING; THENCE NORTH 14°00’00” WEST 619.36 FEET TO SAID CENTERLINE OF PIERCY ROAD; THENCE EASTERLY AND NORTHEASTERLY ALONG SAID CENTERLINE EAST 83.16 FEET AND NORTH 45°00’00” EAST 174.24 FEET TO THE MOST NORTHERLY CORNER OF SAID LOT 4; THENCE SOUTH 30°00’00” EAST 694.69 FEET ALONG THE NORTHEASTERLY LINE OF SAID LOT 4; THENCE LEAVING SAID NORTHEASTERLY LINE SOUTH 65°45’38” WEST 398.08 FEET TO A POINT WHICH BEARS SOUTH 44°59’58” EAST 57.82 FEET FROM SAID TRUE POINT OF BEGINNING; THENCE NORTH 44°59’58” WEST 57.82 FEET TO SAID TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED TRANSFER PARCEL F: COMMENCING AT THE MOST WESTERLY CORNER OF LOT 5, IN THE CENTERLINE OF PIERCY ROAD, 40 FEET WIDE, AS SAID LOT AND ROAD ARE SHOWN UPON SAID MAP; THENCE LEAVING THE CENTER LINE OF PIERCY ROAD AND RUNNING ALONG THE

SOUTHWESTERLY LINE OF SAID LOT 5, SOUTH 30° EAST 694.69 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 30° EAST 490.08 FEET TO THE MOST WESTERLY CORNER OF THAT CERTAIN 2.49 ACRE PARCEL OF LAND CONVEYED IN THE DEED FROM J. C. LENT ET UX, TO SANTA CLARA VALLEY WATER CONSERVATION DISTRICT, DATED APRIL 6, 1960 AND RECORDED APRIL 7, 1960 IN BOOK 4756 OF OFFICIAL RECORDS, PAGE 193, SANTA CLARA COUNTY RECORDS; THENCE LEAVING THE SOUTHWESTERLY LINE OF LOT 5 AND RUNNING ALONG THE NORTHWESTERLY LINE OF SAID 2.49 ACRE PARCEL OF LAND HEREINABOVE REFERRED TO, THE FOLLOWING TWO COURSES AND DISTANCES; NORTH 35°51’00” EAST 467.24 FEET AND NORTH 26°14’30” EAST 44.17 FEET TO THE MOST NORTHERLY CORNER OF SAID 2.49 ACRE PARCEL OF LAND IN THE NORTHEASTERLY LINE OF SAID LOT 5; THENCE RUNNING ALONG THE NORTHEASTERLY LINE OF LOT 5, NORTH 45° WEST 349.56 FEET; THENCE LEAVING SAID NORTHEASTERLY LINE SOUTH 45°00’03” WEST 283.12 FEET; THENCE SOUTH 65°45’38” WEST 99.62 FEET TO THE TRUE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM ALL THOSE PORTIONS OF THE ABOVE DESCRIBED PROPERTY GRANTED TO THE CITY OF SAN JOSE, A MUNICIPAL CORPORATION, ON JUNE 6, 2001, FOR STREET PURPOSES IN THAT CERTAIN GRANT DEED UNDER DOCUMENT NO. 15712299, SANTA CLARA COUNTY RECORDS.

PARCEL B:

TOGETHER WITH AN EASEMENT FOR INGRESS/EGRESS, UTILITIES, AND OVERLAND RELEASE OF STORM WATER; BEING DESCRIBED AS FOLLOWS: BEGINNING AT THE ANGLE POINT IN THE NORTHWESTERLY LINE OF LOT 4, ALSO BEING THE ANGLE POINT IN THE CENTERLINE OF PIERCY ROAD, 40 FEET WIDE, AS SAID LOT AND ROAD ARE SHOWN UPON THAT CERTAIN MAP ENTITLED, “MAP OF THE E. M. PIERCY SUBDIVISION NO. 1” WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON NOVEMBER 27, 1906 IN BOOK “L” OF MAPS AT PAGE 51; THENCE WEST 193.82 FEET ALONG SAID CENTERLINE TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 0°01’44” WEST 298.09 FEET; THENCE SOUTHEASTERLY ALONG A TANGENT CURVE TO THE LEFT WITH A RADIUS OF 170.00 FEET THROUGH A CENTRAL ANGLE OF 45°01’41” FOR AN ARC DISTANCE OF 133.60 FEET; THENCE SOUTH 44°59’58” EAST 273.57 FEET; THENCE SOUTHERLY ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 30.00 FEET THROUGH A CENTRAL ANGLE OF 51°19’04” FOR AN ARC DISTANCE OF 26.87 FEET; THENCE ALONG A REVERSE CURVE TO THE LEFT WITH A RADIUS OF 50.00 FEET THROUGH A CENTRAL ANGLE OF 282°38’08” FOR AN ARC DISTANCE OF 246.65 FEET; THENCE ALONG A REVERSE CURVE TO THE RIGHT WITH A RADIUS OF 30.00 FEET THROUGH A CENTRAL ANGLE OF 51°19’04” FOR AN ARC DISTANCE OF 26.87 FEET; THENCE NORTH 44°59’58” WEST 273.57 FEET; THENCE NORTHWESTERLY ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 130.00 FEET THROUGH A CENTRAL ANGLE OF 45°01’41” FOR AN ARC DISTANCE OF 102.17 FEET; THENCE NORTH 0°01’44” EAST 298.11 FEET TO A POINT ON SAID CENTERLINE OF PIERCY STREET; THENCE WEST 40.00 FEET ALONG SAID CENTERLINE TO THE TRUE POINT OF BEGINNING.

APN:  678-07-033, 678-07-034, 678-07-035